

Two Harbors Investment Corp.

Second Quarter 2011

Investor Presentation

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results of Two Harbors Investment Corp. ("Two Harbors") may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results of Two Harbors to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, a failure or inability to build successful relationships with loan originators, a failure or inability to acquire mortgage loans as planned, a failure or inability to securitize mortgage loans that are acquired, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission ("SEC"), including Part I, Item 1A "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Mortgage Market Overview

- **Changes to the mortgage market will create great opportunity**
  - The government's share of the $11 trillion mortgage market will shrink considerably.
  - The Administration intends for private capital to play the predominant role in housing finance.



REITs/Other
3%
Hedge Funds/Brokers
3%
Overseas
11%
GSE/FHLB/TSY/FED
29%
Banks/S&L/Credit Unions
22%
Money Managers/Pensions/Insurance Cos
32%
Sellers
Stable
Opportunistic
Buyers

"The Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae and Freddie Mac's role…creating the conditions for private capital to play the predominant role in housing finance."

Department of Housing and Urban Development, February 2011

Note: The numerical data set forth on this slide are estimates only and are based upon certain assumptions, research and observations of Two Harbors' management and those of its external manager, PRCM Advisers LLC. Research sources include the Federal Reserve and Bloomberg.

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Supply and Opportunity

Macro Trend

- **Over $2 trillion in government "supply" will likely keep spreads attractive**
  - Fannie Mae and Freddie Mac are mandated to shrink their portfolios by at least 10% per year. The Fed's $1.0 trillion portfolio will likely be in runoff mode.
  - Excess supply will likely help keep mortgage spreads attractive over time.
- **Current interest rate environment is attractive for the mortgage REIT model**
  - The Fed has stated that they anticipate keeping target federal funds rate low until at least mid 2013.
  - The yield curve remains steep compared to historic averages.

GSE / Fed Portfolio Run-off



$1,600
$1,200
$800
$400
$0
USD $B
2010
2012
2014
2016
2018
2020
GSE
Fed MBS

Fed Funds Rate Expectations



5.00
4.00
3.00
2.00
1.00
0.00
0
1Yr
2Yr
3Yr

Source: Company estimates and the Federal Reserve.

Two Harbors Well-Positioned

Company Overview

- **NYSE-listed mortgage REIT investing in residential mortgage backed securities**
  - Formed in 2009 to take advantage of the changing mortgage landscape
  - Manages $4.6 billion in Agency and non-Agency securities across all sectors
  - Strong historic track record of book value performance and attractive dividends
  - One year total shareholder return of 29.5%[1]
  - Security selection and credit analysis driven by experienced team and proprietary systems
  - Anticipated opportunity in securitization market

Book Value Performance



Book Value Performance
Trailing Twelve Months
14%
8%
2%
-4%
-10%
-16%
-6%
-3%
-2%
-2%
-2%
1%
3%
5%
12%
14%
Median 0.0%
CYS
IVR
NLY
MFA
ANH
CIM
HTS
CMO
TWO
AGNC

Dividends Distribution[3]



$0.50
$0.40
$0.30
$0.20
$0.10
$-
17.3%
16.3%
15.3%
14.9%
$0.39
$0.40
$0.40
$0.40
20.0%
15.0%
10.0%
5.0%
0.0%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Dividend
Dividend Yield

(1) Source: Bloomberg as of August 31, 2011.

(2) Financial data on this slide based on September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 financial information as filed with the Securities and Exchange Commission ("SEC"). Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY.

(2) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

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Investment Approach

Investment Strategy

- **Captures Benefits of Hybrid Model:** We take a holistic view of the market by evaluating opportunities across the Agency and non-Agency RMBS universe.
- **Opportunistic:** We deploy a fluid capital allocation model in the residential mortgage markets.
- **Balanced Portfolio Construction:** We take a balanced approach to prepayment, interest rate, and credit risk exposure, and employ moderate leverage.
- **Disciplined Asset Selection:** We extensively analyze the underlying loans, including loan and property type, maturity, prepayment characteristics and borrower credit profiles.

Opportunistic Capital Allocation


September 30, 2010
Non-Agency
~60%
Agency
~40%


Post-May 2011 Deployment
Non-Agency
~40%
Agency
~60%

Fluid Asset Allocation Drives Performance

Investment Portfolio

As of June 30, 2011

($ in millions)



Hybrid ARMs
$250
Mezzanine
$147
Senior
$609
30-Year Fixed
$1,271
IOs and IIOs[1]
$264
Other-Fixed
$269
HECM
$658
15-Year Fixed
$1,171

Total portfolio: $4.6B

Agency Bonds $3.9B   Non-Agency Bonds $756M

Yields (2)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
–
10.4%
11.4%
9.7%
8.8%
5.9%
5.8%
5.2%
5.4%
4.3%
3.8%
3.9%
4.7%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Agency RMBS
Non-Agency RMBS
Total

Net Spread (3)



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
–
4.8%
4.6%
3.8%
4.1%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Net Spread

(1) Includes interest-only securities ("IOs") and inverse IOs ("IIOs") accounted for as derivatives of $138 million as of June 30, 2011.
(2) Respective yields include IIOs accounted for as derivatives.
(3) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread.

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Importance of Security Selection

Portfolio Composition

Q2-2011 Agency Book


Post-2006: Premium & IO 6%
Lower Loan Balances[3] 26%
High LTV[2] 14%
Prepayment Protected 6%
Seasoned 14%
Post 2006: Discount 16%

Focus on low and stable prepayments

- Seasoning, prepayment protection, and lower loan balances provide for sustainable yields
- Stable cash flows make interest rate hedging easier
- Aims to minimize book value volatility

Q2-2011 Non-Agency Book


Prime 2%
Alt-A 11%
Sub-Prime 55%
Option ARM 32%

Focus on lower-priced securities

- Weighted average cost basis of $59.25
- Large discount to par of approximately $667 million
- Minimizes downside credit risk, but retains upside optionality
- Reduces strategic default risk

(1) All figures and data on this slide are as of June 30, 2011.
(2) Securities collateralized by loans with greater than or equal to 80% loan-to-value.
(3) Securities collateralized by loans of less than or equal to $175K.

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Importance of Risk Management

Hedging

- Portfolio reflects low interest rate exposure
- Swaps/swaptions complement IO strategy
- 40% of notional in interest rate swaptions is optional protection: 100% hedged if rates rise, only 60% hedged when rates fall

Liquidity Management

- Strong focus on funding management
  - Long-dated repos and non-Agency one year facility provides stability
  - Maturities over 90 days represented 43% of total RMBS borrowings
  - Diversification of counterparties
  - Interest rate swap – U.S. Treasuries position

Swaptions Profile

- Swaptions payoff profile allows us to benefit if rates fall, but have protection if rates rise
- Profile provides for unlimited gain potential, but loss capped at premium spent
- Profile offers book value protection in extreme movements in rates

Repurchase Agreements: RMBS and Agency Derivatives[2]	June 30, 2011 Amount ($M)	Percent (%)
Within 30 days	$1,223	32%
30 to 59 days	326	8%
60 to 89 days	604	16%
90 to 119 days	718	19%
Over 120 days	937	25%
Total	**$3,808**	

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Attractive Returns With Lower Risk

Superior asset selection and risk management drive returns while taking on less risk.

Attractive & Comparable Dividend Yield (1)…



20.0%
15.0%
10.0%
5.0%
–
14.9%
14.4%
Q2-2011
TWO
Q2-2011
Peer Median

… With Lower Leverage (2)…



8.0x
6.0x
4.0x
2.0x
–
3.4x
4.2x
6.3x
7.0x
Q1-2011
Q2-2011
Q1-2011
Q2-2011
TWO
Peer Median

… Less Interest Rate Exposure (3)…



30.0%
20.0%
10.0%
–
2.1%
6.7%
21.6%
18.2%
Q1-2011
TWO
Q2-2011
TWO
Q1-2011
Peer Median
Q2-2011
Peer Median

… And Less Prepayment Risk (4)



30.0%
20.0%
10.0%
–
9.7%
8.0%
6.3%
5.0%
21.9%
21.0%
17.4%
11.0%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2010
Q4-2010
Q1-2011
Q2-2011
TWO
Peer Median

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Note: "TWO" means Two Harbors Investment Corp. All peer financial data on this slide based on available June 30, 2011 financial information as filed with the SEC. Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY.

(1) Reported second quarter 2011 dividend annualized, divided by closing share price as of June 30, 2011.

(2) Debt to equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. If the open trade positions had settled as of March 31, 2011, the debt to equity ratio, as defined, would have increased from 3.4:1.0 to approximately 3.9:1.0. If the open trade positions had settled as of June 30, 2011, the debt to equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

(3) Represents estimated range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CYS and CMO.

(4) Represents the constant prepayment rate, or CPR, on the Agency RMBS portfolios. Data not available for CIM prior to the first quarter of 2011.

Contact Information

For further information, please contact:

Anh Huynh
Investor Relations
Two Harbors Investment Corp.
212.364.3221
Anh.Huynh@twoharborsinvestment.com

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Appendix

Anticipated Opportunity in Securitization

- **Anticipated housing finance shift to the private sector creates opportunity for Two Harbors**
  - We believe we can create mortgage credit investments at attractive yield levels that result from high-quality loan origination and securitization.
  - A securitization program could significantly extend the runway for the non-Agency allocation in our portfolio.
- **Two Harbors partnering with Barclays Bank PLC and mortgage loan originators to generate, warehouse and securitize prime jumbo mortgage loans**
  - The partnership with Barclays lays the foundation for underwriting and asset creation as an ongoing Two Harbors business line.
  - We will take advantage of our proprietary mortgage research, credit analytics and risk management capabilities.
- **We intend to retain certain subordinate credit pieces, IO and mortgage servicing rights**

Two Harbors Team with Deep Securities Experience

Investment Team

Co-Chief Investment Officers

Steven Kuhn

- Also serves as Partner - Head of Fixed Income Trading of Pine River
- Goldman Sachs Portfolio Manager from 2002 to 2007; 19 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill

William Roth

- Also serves as Fixed Income Portfolio Manager for Pine River
- 30 years in mortgage securities market, including at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios

Substantial RMBS Team

Traders and Analysts

- Trading team of six traders and four analysts from top Street RMBS groups
- Twenty person Research Group
- Three member funding team led by Repo Manager with 25 years of experience

Executive Officers

Chief Executive Officer

Thomas Siering

- Also serves as Partner - Head of Fundamental Strategies of Pine River
- Previously head of Value Investment Group at EBF & Associates; Partner since 1997
- 30 years of investing and management experience; commenced career at Cargill where he was a founding member of the Financial Markets Department

Chief Financial Officer

Jeffrey Stolt

- Also serves as Partner of Pine River. Joined Pine River at inception in 2002.
- EBF & Associates from 1989 to 2002; Controller since 1997. Began his career at Cargill in the Financial Markets Department

Note: Employee data as of August 1, 2011.

Overview of Pine River Capital Management

Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors

- Founded June 2002 with offices in New York, London, Beijing, Hong Kong, San Francisco and Minnesota
- Over $5.5 billion assets under management, of which approximately $4.0 billion dedicated to mortgage strategies (1)
  - Experienced manager of non-Agency, Agency and other mortgage related assets
  - Demonstrated success in achieving growth and managing scale

Experienced, Cohesive Team (2):

- Twelve partners together for average of 9 years
  - Average 18 years experience
- 160 employees, 58 investment professionals
- No senior management turnover
- Historically low attrition

Established Infrastructure:

- Strong corporate governance
- Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)
- Proprietary technology
- Global footprint

Minnetonka, MN • London • Beijing • Hong Kong • San Francisco • New York

(1) Defined as estimated assets under management as of August 1, 2011, inclusive of Two Harbors.
(2) Employee data as of August 1, 2011.

TWO HARBORS